United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

TFF PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

December 27, 2022

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (which we refer to as the “Special Meeting”) of TFF Pharmaceuticals, Inc., a Delaware corporation (which we refer to as “TFF,” “we,” “us,” “our,” or the “Company”), to be held on Wednesday, February 8, 2023 at 11:00 a.m. EST.

The Special Meeting will be held virtually by means of remote communication. Stockholders will be able to attend and listen to the Special Meeting live, submit questions and vote their shares electronically at the Special Meeting from any location that has Internet connectivity. There will be no physical in-person meeting. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying Proxy Statement.

Attached to this letter are a Notice of Special Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting. We urge you to read this information carefully.

Whether or not you attend the Special Meeting via the Internet, and regardless of the number of shares of TFF that you own, it is important that your shares be represented and voted at the Special Meeting. Therefore, I urge you to vote your shares of common stock via the Internet or by promptly marking, dating, signing, and returning the proxy card via mail or fax. Voting over the Internet, or by written proxy, will ensure that your shares are represented at the Special Meeting.

On behalf of the Board of Directors of TFF, we thank you for your participation.

Sincerely,

Aaron Fletcher, Ph.D.
Chairman of the Board of Directors

TFF PHARMACEUTICALS, INC.

1751 River Run, Suite 400

Fort Worth, Texas 76107

(817) 438-6168

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 8, 2023

A Special Meeting of Stockholders (which we refer to as the “Special Meeting”) of TFF Pharmaceuticals, Inc., a Delaware corporation (which we refer to as “TFF,” “we,” “us,” “our,” or the “Company”), will be held on Wednesday, February 8, 2023 at 11:00 a.m. EST. The Special Meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast. Stockholders will be able to attend and listen to the Special Meeting live, submit questions and vote their shares electronically at the Special Meeting from virtually any location around the world. In order to attend and vote at the Special Meeting, you must register in advance at https://register.proxypush.com/tffp prior to the deadline of February 7, 2023 at 5:00 p.m. EST. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Special Meeting and will permit you to submit questions.

At the Special Meeting, we will consider and act on the following items of business:

1.	To amend the Company’s Second Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 45,000,000 to 90,000,000; and

2.	To adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal.

The Proxy Statement accompanying this Notice describes the proposals in detail. Only stockholders of record at the close of business on December 20, 2022 are entitled to notice of, to attend, and to vote at, the Special Meeting or any continuation, postponement or adjournment thereof.

To ensure your representation at the Special Meeting, you are urged to vote your shares of common stock via the Internet or by promptly marking, dating, signing, and returning the proxy card via mail or fax. Voting instructions are provided on the proxy card delivered to you and included in the accompanying Proxy Statement. Any stockholder attending the Special Meeting may vote at the meeting even if he or she previously submitted a proxy. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

Sincerely,

Aaron Fletcher, Ph.D.
Chairman of the Board of Directors

Fort Worth, Texas

December 27, 2022

i

TFF PHARMACEUTICALS, INC.

1751 River Run, Suite 400
Fort Worth, Texas 76107

(817) 438-6168

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 8, 2023

INFORMATION ABOUT THE SPECIAL MEETING

General

Your proxy is solicited on behalf of the Board of Directors (which we refer to as our “Board”) of TFF Pharmaceuticals, Inc., a Delaware corporation (which we refer to as “TFF,” “we,” “us,” “our,” or the “Company”), for use at a Special Meeting of Stockholders (which we refer to as the “Special Meeting”). The Special Meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast. The Special Meeting will be held on February 8, 2023 at 11:00 a.m. EST, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Special Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’

Meeting to Be Held Via the Internet

on February 8, 2023 at 11:00 a.m. EST

The Notice of Meeting, Proxy Statement and Proxy Card

are available at - www.annualgeneralmeetings.com/tffpspecial

We intend to mail this Proxy Statement, the proxy card and the Notice of Special Meeting on or about December 30, 2022 to all stockholders of record entitled to vote at the Special Meeting. If you would like a hard copy of the Notice of Meeting, Proxy Statement and Proxy Card for this Special Meeting, or any future stockholder meetings, mailed or emailed to you, please telephone us at (800) 785-7782 or email us at cs@pacificstocktransfer.com.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

Our Board is providing these proxy materials to you, and is soliciting the enclosed proxy card, for use at the Special Meeting to be held on February 8, 2023 at 11:00 a.m., Eastern Time, or at any adjournment of the meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of Stockholders.

How do I attend the Special Meeting?

The meeting will be held virtually via a live audio webcast on Wednesday, February 8, 2023 at 11:00 a.m., Eastern Time. We believe that a virtual meeting provides expanded stockholder access and participation and improved communications, while affording stockholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting.

You are entitled to attend and participate in the Special Meeting if you were a stockholder as of the close of business on December 20, 2022, the record date, or hold a valid proxy for the meeting. In order to attend the Special Meeting, you must register in advance at https://register.proxypush.com/tffp prior to the deadline of February 7, 2023 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Special Meeting and will permit you to submit questions. The meeting webcast will begin promptly at 11:00 a.m. Eastern Time. Online check-in will begin approximately 15 minutes before then and we encourage you to allow ample time for check-in procedures.

If you hold your shares of common stock as a record holder (that is, your shares are in your name), you can register to attend the Special Meeting at https://register.proxypush.com/tffp by using the control number found on your proxy card. If you hold your shares in “street name” (that is, your shares are held of record by a broker, bank or other nominee), you will receive a control number from your broker, bank or other nominee which you can use to register at https://register.proxypush.com/tffp. In either case, once you have registered to attend, you will receive further instructions via email, including your unique links that will allow you access to the Special Meeting and will permit you to submit questions. If you hold your shares of common stock as a record holder, you will be able to vote your shares at the Special Meeting provided you register in a timely basis. However, if you hold your shares in “street name,” in order to vote your shares at the meeting you will need to follow the procedures set forth in the section below “How do I vote at the Special Meeting?”

Information on how to vote at the meeting is discussed below.

How do I vote at the Special Meeting?

Only stockholders of record at the close of business on December 20, 2022 will be entitled to vote at the meeting. On this record date, there were 36,193,085 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on December 20, 2022 your shares were registered directly in your name with our transfer agent, Pacific Stock Transfer Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the virtual meeting or vote through the Internet or by using the proxy card delivered to you. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on December 20, 2022 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, if you are a beneficial owner of shares registered in the name of your broker, bank or other agent, in order to vote in person at the virtual Special Meeting, you must, in addition to registering in advance at https://register.proxypush.com/tffp, obtain a valid legal proxy from your broker, bank or other agent and then register to vote at the Special Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank, to request a legal proxy form. After obtaining a valid legal proxy from your broker, bank or other agent, to then register to vote at the Special Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to cs@pacificstocktransfer.com. You may also mail or fax proof of your legal proxy to:

Pacific Stock Transfer Company

Attn: Proxy Department – Legal Proxy

6725 Via Austi Parkway, Suite 300

Las Vegas, Nevada 89119

Fax: 702-433-1979

Requests for registration must be labeled as “Legal Proxy” and be received no later than February 6, 2023. You will receive a confirmation of your registration by email after we receive your registration materials, including instructions for voting at the Special Meeting.

Additional information regarding the rules and procedures for participating in the Special Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website. We will also post a recording of the meeting on our investor relations website, which will be available for replay following the meeting for 60 days.

What am I voting on?

There are two matters scheduled for a vote:

●	Proposal One: to approve and adopt an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 45,000,000 to 90,000,000; and

●	Proposal Two: to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal.

You may either vote “For” or “Against” the proposals, or “Abstain.”

YOUR VOTE IS VERY IMPORTANT. You should vote your shares of common stock via the Internet or by promptly marking, dating, signing, and returning the proxy card via mail or fax, even if you plan to attend the Special Meeting. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. Any stockholder attending the Special Meeting may vote in person even if he or she previously submitted a proxy.

All shares entitled to vote and represented by properly submitted proxies (including those submitted electronically and in writing) received before the polls are closed at the Special Meeting, and not revoked or superseded, will be voted at the Special Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, your shares will be voted as follows:

●	FOR the approval and adoption of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 45,000,000 to 90,000,000; and

●	FOR the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal

What if another matter is brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Special Meeting and, based on the notice requirements for special meetings included in our Bylaws, we believe that our Bylaws prohibit any other matter being brought before the meeting. Therefore, we do not expect any other matter to come before the Special Meeting.

How can I vote my shares without attending the Special Meeting?

You do not have to attend the Special Meeting in order to vote your shares. You may vote your shares prior to the Special Meeting as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote by proxy through the Internet or by using the proxy card delivered to you. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote online at the virtual meeting even if you have already voted by proxy.

●	To vote through the Internet, go to www.annualgeneralmeetings.com/tffpspecial to complete an electronic proxy card. You will be asked to provide the control number from the proxy card delivered to you. Your Internet vote must be received by 11:59 p.m., Eastern Time on February 7, 2023 to be counted.

●	To vote using the proxy card that may be delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided or fax it to: (702) 433-1979. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

If you plan to attend the Special Meeting, you may vote online by visiting go www.annualgeneralmeetings.com/tffpspecial. Please have your 12-digit control number to join the Special Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received proxy materials containing voting instructions from that organization rather than from TFF. Simply follow the voting instructions in the proxy materials to ensure that your vote is counted. Beneficial owners may vote online at the virtual Special Meeting by obtaining a valid legal proxy from your broker, bank or other agent and submitting proof of your legal proxy as described above at “How do I vote at the Special Meeting?”

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of December 20, 2022.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote through the Internet, by completing the proxy card delivered to you or virtually at the Special Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank, or other agent how to vote your shares, your broker, bank, or other agent may still be able to vote your shares at its discretion. In this regard, under the rules of the New York Stock Exchange, or NYSE, brokers, banks, and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. We believe that Proposal 1 and Proposal 2 are considered to be “routine” matters under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 1 and Proposal 2.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable:

“FOR” approval and adoption of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 45,000,000 to 90,000,000; and

“FOR” an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for the Special Meeting from our stockholders. We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

We have also retained Alliance Advisors LLC to assist it in the solicitation of proxies. Alliance Advisors, LLC will solicit proxies our behalf from individuals, brokers, bank nominees and other institutional holders in the same manner described above, and provide the infrastructure to host and manage the Special Meeting. Alliance Advisors LLC will receive a fee of $7,000, plus approved and reasonable out of pocket expenses, for its services for the solicitation of the proxies of our Special Meeting. We have also agreed to indemnify Alliance Advisors LLC against certain claims.

Whom You Should Call with Questions?

If you have further questions, you may contact the Company’s proxy solicitor, Alliance Advisors, LLC at:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

(877) 728-4997

TFFP@allianceadvisors.com

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy through the Internet.

●	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 1751 River Run, Suite 400, Fort Worth, Texas 76107. Such notice will be considered timely if it is received at the indicated address by the close of business on February 7, 2023

●	You may virtually attend the Special Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?

To be considered for inclusion in the proxy materials for our 2023 Annual Meeting of Stockholders, your proposal must be submitted in writing by May 23, 2023 to our Corporate Secretary at 1751 River Run, Suite 400, Fort Worth, Texas 76107, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act; provided, however, that if our 2023 Annual Meeting of Stockholders is held before October 8, 2023 or after December 7, 2023, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2023 Annual Meeting of Stockholders.

Pursuant to our amended and restated bylaws, if you wish to bring a proposal before the stockholders or nominate a director at the 2023 Annual Meeting of Stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must notify our Corporate Secretary, in writing, not later than the close of business on August 9, 2023 nor earlier than the close of business on July 10, 2023. However, if our 2023 Annual Meeting of Stockholders is not held between October 8, 2023 and December 7, 2023, to be timely, notice by the stockholder must be received no earlier than the close of business on the 120th day prior to the 2023 Annual Meeting of stockholders and not later than the close of business on the later of the 90th day prior to the 2023 Annual Meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2023 Annual Meeting of stockholders is first made. You are also advised to review our amended and restated bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

The chair of the 2023 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board for the 2023 Annual Meeting of Stockholders will confer discretionary voting authority with respect to (i) any proposal presented by a stockholder at that meeting for which we have not been provided with timely notice and (ii) any proposal made in accordance with our amended and restated bylaws, if the 2023 proxy statement briefly describes the matter and how management’s proxyholders intend to vote on it, and if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting. Votes will be counted by the inspector of elections for Proposal 1 and Proposal 2 as votes “For,” “Against,” “Abstain” and, if applicable, broker non-votes.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

The affirmative vote of the holders of a majority of the outstanding shares of our common stock as of December 20, 2022 is required for the approval and adoption of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 45,000,000 to 90,000,000. Abstentions will be treated as shares that are present or represented and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of Proposal 1. Thus, abstentions will have the same effect as a vote cast against Proposal 1. We believe that brokers will have discretionary authority to vote on the amendment to the Company’s Second Amended and Restated Certificate of Incorporation and, therefore, we do not expect there to be broker non-votes resulting from the vote on Proposal No. 1. However, in the event of any broker non-votes in connection with Proposal No. 1, such broker non-votes will, other than for purposes of determining a quorum, have the same effect as a vote cast against Proposal 1.

Approval of Proposal 2, to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, will require the affirmative vote of a majority of the votes cast at the Special Meeting with respect to such matter by the holders of our common stock as of the record date. Our Amended and Restated Bylaws provide that “votes cast” shall exclude abstentions and broker non-votes.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if shares representing a majority of the common stock outstanding and entitled to vote are present at the Special Meeting virtually or represented by proxy. On the record date, there were 36,193,085 shares of common stock outstanding and entitled to vote. Thus, the holders of 18,096,543 shares must be present virtually or represented by proxy at the Special Meeting to have a quorum.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the shares present at the Special Meeting virtually or represented by proxy may adjourn the Special Meeting to another date.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

PROPOSAL NO. 1

APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION TO EFFECT AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK FROM 45,000,000 TO 90,000,000

Introduction

Our Board has adopted resolutions setting forth and declaring advisable an amendment to the Company’s Second Amended and Restated Certificate of Incorporation increasing the number of authorized shares of the Company’s common stock from 45,000,000 to 90,000,000. The proposed amendment would replace the text of Article Fourth of the Company’s Second Amended and Restated Certificate of Incorporation with the following language:

“The Corporation is authorized to issue one class of stock. The authorized capital stock of the Corporation shall consist of ninety million (90,000,000) shares which shall be designated as Common Stock, each with a par value of $0.001.”

Proposal

As of December 12, 2022, our authorized capital consisted of 45,000,000 shares of $0.001 par value common stock, of which 36,193,085 shares were issued and outstanding and an additional 8,760,505 shares of common stock were reserved for issuance pursuant to outstanding options and warrants. As of December 12, 2022, we had a total of 46,410 shares of common stock available for issuance.

Our Board believes it is in the best interest of the Company to increase the number of authorized shares of common stock in order to give the Company greater flexibility in considering and planning for future corporate needs, including, but not limited to, stock dividends, grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions. Our Board believes that additional authorized shares of common stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to the Company without the delay and expense associated with convening a special meeting of the Company’s stockholders.

Except as otherwise required by law or by a regulation of the NASDAQ Global Market, the newly authorized shares of common stock will be available for issuance at the discretion of the Board (without further action by our stockholders) for various future corporate needs, including those outlined above. While adoption of Proposal 1 will not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, any future issuance of additional authorized shares of the Company’s common stock may, among other things, dilute the earnings per share of the common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued.

In addition to the corporate purposes mentioned above, an increase in the number of authorized shares of the Company’s common stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that our Board determines is not in the best interest of the Company and its stockholders. However, our Board does not intend or view the proposed increase in the number of authorized shares of the Company’s common stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of the Company.

Any newly authorized shares of the Company’s common stock will be identical to the shares of common stock now authorized and outstanding. The adoption of Proposal 1 will not affect the rights of current holders of the Company’s common stock. Holders of shares of the Company’s common Stock are entitled to one vote per share on all matters to be voted upon by the shareholders generally. Stockholders are entitled to receive such dividends as may be declared from time to time by our Board out of funds legally available therefore, and in the event of liquidation, dissolution or winding up of the Company to share ratably in all assets remaining after payment of liabilities. The holders of shares of our common stock have no preemptive, conversion, subscription rights or cumulative voting rights.

Vote Required

Proposal 1, to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 45,000,000 to 90,000,000, will require the affirmative vote of a majority of the shares of the Company’s common stock issued and outstanding as of the record date.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE
APPROVAL AND ADOPTION OF AN AMENDMENT TO THE COMPANY’S
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT
AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK
FROM 45,000,000 TO 90,000,000.

PROPOSAL NO. 2

APPROVE AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 1

Proposal

As described above, our Board has recommended an amendment of the Company’s Second Amended and Restated Certificate of Incorporation to effect an increase the number of authorized shares of the Company’s common stock from 45,000,000 to 90,000,000 (Proposal 1). In furtherance of this recommendation, the Company is asking its stockholders to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

Vote Required

Proposal 2, to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, will require the affirmative vote of a majority of the votes cast at the Special Meeting with respect to such matter by the holders of our common stock as of the record date.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN ADJOURNMENT OF
THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT
SUFFICIENT VOTES IN FAVOR OF PROPOSAL 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of December 12, 2022 by:

●	each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;

●	each of our directors and executive officers; and

●	all directors and executive officers as a group.

The beneficial ownership of each person was calculated based on 36,193,085 common shares issued and outstanding as of December 12, 2022. The SEC has defined “beneficial ownership” to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it, but also if he has the power (solely or shared) to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days, pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness, and the currently exercisable options and warrants in the table below include all options and warrants of the reporting person exercisable within the 60-day period following December 12, 2022. Two or more persons might count as beneficial owners of the same share. Unless otherwise indicated, the address for each reporting person is 1751 River Run, Suite 400, Fort Worth, Texas 76107.

Name of Director, Executive Officer or Director Nominees	Number of Shares		Percentage Owned
Harlan Weisman, M.D.	156,176	(1)	*
Kirk Coleman	227,209	(2)	*
Christopher Cano	112,968	(3)	*
Aaron Fletcher, Ph.D.	947,206	(4)	2.6%
Brandi Roberts	--		--
Robert S. Mills	136,993	(5)	*
Stephen Rocamboli	103,267	(6)
Directors, nominees and executive officers as a group	1,683,819		4.6%

*	Less than 1%.

Name and Address of 5% + Holders	Number of Shares		Percentage Owned
Carlson Capital, L.P. 2100 McKinney Avenue, Suite 1800 Dallas, Texas 75201	2,194,000		6.2%
Laurence W. Lytton 467 Central Park West New York, NY 10025	3,137,641	(7)	8.4%

(1)	Includes 141,561 shares issuable upon exercise of currently exercisable options.
(2)	Includes 223,534 shares issuable upon exercise of currently exercisable options.
(3)	Represents 112,968 shares issuable upon exercise of currently exercisable options.
(4)	Includes 542,000 shares held by Bios Special Opportunity Fund, LP and 109,600 shares held by Bios Special Opportunity Fund II, LP. Dr. Fletcher is the manager of Bios Advisors GP, LLC, the general partner of Bios Capital Management, L.P., the general partner of Bios Equity SOF I, LP, the general partner of Bios Special Opportunity Fund, LP and Bios Special Opportunity Fund II, LP. Also includes 21,735 shares issuable upon exercise of currently exercisable warrants held by Dr. Fletcher and 130,401 shares issuable upon exercise of currently exercisable warrants held by an entity affiliated with Dr. Fletcher. Dr. Fletcher disclaims beneficial ownership of the reported shares except to the extent of his pecuniary interest therein.
(5)	Includes 121,013 shares issuable upon exercise of currently exercisable options.
(6)	Includes 84,545 shares issuable upon exercise of currently exercisable options.
(7)	Includes 1,000,000 shares issuable upon exercise of currently exercisable warrants.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and any annual report, please notify your bank or broker, direct your written request to TFF Pharmaceuticals, Inc., 1751 River Run, Suite 400, Fort Worth, Texas 76107, Attention: Investor Relations, or contact Investor Relations by telephone at (817) 438-6168; or find our materials posted online at https://tffpharma.com/. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Incorporation by Reference

Information on our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

By Order of the Board of Director

Aaron Fletcher, Ph.D.
Chairman of the Board of Directors

Fort Worth, Texas

December 27, 2022

A copy of the Company’s Annual Report on Form 10-K filed with the SEC on March 24, 2022 is available without charge upon written request to: Corporate Secretary, TFF Pharmaceuticals, Inc., 1751 River Run, Suite 400, Fort Worth, Texas 76107.

TFF PHARMACEUTICALS, INC.

Special Meeting of Stockholders

February 8, 2023 at 11:00 a.m. EST

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Harlan Weisman, M.D. and Aaron Fletcher, with full power of substitution, as proxy to represent and vote all shares of Common Stock of TFF Pharmaceuticals, Inc. (the “Company”), which the undersigned will be entitled to vote if personally present at the virtual Special Meeting of the Stockholders of the Company to be held on Wednesday, February 8, 2023, at 11:00 a.m. EST.

1. To amend the Company’s Second Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock from 45,000,000 to 90,000,000.

☐	FOR	☐	AGAINST	☐	ABSTAIN

2. To adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal.

☐	FOR	☐	AGAINST	☐	ABSTAIN

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company’s common stock; and FOR the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal.

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Signature ____________________________________________

Signature (Co-owner) __________________________________

Dated: ______________________________________________

☐	Please Mark Here for Address Change or Comments. Provide updated address or comments in the space provided below.

Please return your completed proxy whether or not you plan to attend the Special Meeting. You may nevertheless vote in person if you do attend the virtual Special Meeting.

If you vote by Internet, you do NOT need to mail back your proxy card

YOUR VOTE IS IMPORTANT

Voting Instructions are on Reverse.

Voting Instructions

You may vote your proxy in the following ways:

☐	Via Internet:

Login to go www.annualgeneralmeetings.com/tffpspecial

Enter your control number (12-digit number located below)

☐	Via Mail:

☐	Via Virtual Meeting:

The Company will be hosting the meeting live via the Internet this year. In order to attend and vote at the meeting, you must register in advance at https://register.proxypush.com/tffp prior to the deadline of February 7, 2023 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Special Meeting and will permit you to submit questions.

☐	Via Fax:

(702) 433-1979

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Eastern Time, on February 7, 2023.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.